EXHIBIT 99.1

For further information contact:
David A. Remijas, President and CEO
Park Bancorp, Inc.
dremijas@parkfed.com
(888) 727-5333
(888) PARKFED
FOR IMMEDIATE RELEASE

Park Bancorp, Inc. to Delist from NASDAQ
and Deregister Its Common Stock

Chicago, IL, December 12, 2011—Park Bancorp, Inc. (NASDAQ: PFED), the parent company of Park Federal Savings Bank (the “Bank”), announced today that it had notified The NASDAQ Stock Market of its intent to voluntarily delist its common stock from the NASDAQ Capital Market through the filing of a Form 25 with the Securities and Exchange Commission (“SEC”) on December 22, 2011. The Company also announced that because its common stock is currently held by less than 300 holders of record and is expected to remain held by less than 300 holders of record as of the end of the Company’s 2011 fiscal year, it expects to terminate the registration of its common stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) by filing a Form 15 with the SEC in early January 2012.

The Company is taking this action in order to reduce the legal, accounting and administrative costs associated with being a reporting company under the Exchange Act.  David A. Remijas, President and Chief Executive Officer of the Company, stated, “The Company’s decision to deregister and “go-dark” was made after careful consideration of the advantages and disadvantages of being a public company, particularly in light of our size and market capitalization, and the high costs and demands on management’s time of our ongoing compliance with SEC and Sarbanes-Oxley reporting requirements.  We believe delisting and deregistration will reduce future operating expenses, exclusive of salaries, in the range of $192,000 to $220,000 annually.  It will also permit management to focus most of its energies on operating the Bank.”

The Company anticipates that NASDAQ will suspend trading in the Company’s common stock on the date the Company’s Form 25 is filed with the SEC.  Accordingly, the last day the Company expects its common stock will trade on NASDAQ is December 21, 2011.  Upon filing the Form 15 with the SEC, the obligations of the Company to file certain periodic reports, including Forms 10-K, 10-Q and 8-K, will be immediately suspended.  The Company anticipates that its common stock will commence quotation on the OTC Bulletin Board after its delisting from NASDAQ to the extent market makers agree to make a market in its stock.  No guarantee, however, can be made that a trading market in the Company’s common stock through the OTC Bulletin Board will commence or be maintained.

The Company intends to continue to provide shareholders with financial information on a quarterly and annual basis through its website: www.parkfed.com.  In addition, both the Company and the Bank will continue to provide semi-annual and quarterly financial reports to the Federal Reserve and the OCC, as required, and intend to continue to meet all applicable auditing standards as regulated financial institutions.

Forward looking information

Statements contained in this news release that are not historical facts may contain certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “intend,” “should,” “planned,” “estimated” and “potential,” or other similar terms. These forward-looking statements relate to, among other things, expectations regarding the Company’s anticipated delisting and deregistration, the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Company’s strategies. These forward-looking statements are based upon current management expectations and may, therefore, involve risks and uncertainties. The Company’s actual results, performance or achievements may differ materially from those suggested, expressed or implied by forward-looking statements as a result of a wide variety or range of factors including, but not limited to the Company’s ability to realize anticipated costs savings from its delisting and deregistration; the ability to timely and effectively implement its delisting and deregistration plans; adverse effects on share price and liquidity following the Company’s delisting as well as more general business and financial risks, including the risks detailed from time to time in our filings with the SEC.  Any of the forward-looking statements that we make in this news release and in the other public statements we make may turn out to be wrong because of the inaccurate assumptions we might make, because of the factors illustrated above or because of other factors that we cannot foresee. Because of these and other uncertainties, our actual future results may be materially different from those expressed in any forward-looking statements made by or on behalf of the Company. Therefore, these factors should be considered in evaluating the forward-looking statements, and undue reliance should not be placed on such statements. The Company undertakes no responsibility to update or revise any forward-looking statements unless required to do so under the federal securities laws.